Exhibit 10.1



                                REVOLVING CREDIT
                           LOAN AND SECURITY AGREEMENT

     THIS REVOLVING CREDIT LOAN AND SECURITY AGREEMENT (the "Loan Agreement") is
made  as  of  this       day  of April, 2006, among FIFTH THIRD BANK, a Michigan
                  -------
banking corporation, having a mailing address of 201 East Kennedy Blvd., Suite 1800, Tampa, Florida 33602 (the "Bank"), DEER VALLEY HOMEBUILDERS, INC., an Alabama corporation authorized to do business in the State of Florida (the
"Borrower"), having its principal place of business at 205 Carriage Street, Guin, Alabama 35563, CYTATION CORP., a Delaware corporation, having a mailing address of 4902 Eisenhower Boulevard, Suite 185, Tampa, Florida 33634 and DEERVALLEY ACQUISITIONS CORP., a Florida corporation, having a mailing address of 4902 Eisenhower Boulevard, Suite 185, Tampa, Florida 33634 (collectively, the "Guarantor").

                                    RECITALS:

     WHEREAS, Borrower has applied to Bank for a revolving line of credit not to exceed TWO MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($2,500,000.00) (the "Loan") to be evidenced by a revolving credit note (the "Note") and secured by accounts receivable, inventory, equipment and all other tangible and intangible personal property of Borrower. Guarantor has guaranteed Borrower's payment and performance of the Loan and the Bank has agreed to make the Loan providing certain conditions herein outlined are fully complied with.

     NOW, THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties hereto agree as follows:

                      SECTION I.     RECITALS; DEFINITIONS

     1.1     RECITALS.  The  foregoing  recitals  are  true  and  correct  and
             --------
incorporated  herein  by  reference.

     1.2     DEFINED TERMS.  As used in this Loan Agreement, the following terms
             -------------
shall  have  the  following  meanings:

          "Accounts Receivable" shall mean all accounts receivable, book debts, notes, drafts, acceptances and other forms of obligations, now or hereafter owing to the Borrower, whether arising from the sale of goods or rendition of services (including, without limitation, any such obligation that might be characterized as an account, contract right, or general intangible under the Uniform Commercial Code as, from time to time, in effect in the State of Florida or Alabama), all of the Borrower' rights in, to and under all purchase orders, now or hereafter received by the Borrower for goods or services, and all monies due or to become due to the Borrower under all contracts for the sale of goods or the performance of services (whether or not yet earned by performance) or in connection with any other transaction (including, without limitation, the right to receive the proceeds of said purchase orders and contracts), and all collateral security and guarantees of any kind given by any obligor with respect to any of the foregoing.

          "Advance" shall mean the amount advanced by the Bank to Borrower under the terms of this Loan Agreement and the Note.

          "Affiliate" shall mean any person, corporation, association or other business entity which directly or indirectly controls, or is controlled by, or is under common control with the Borrower.

          "Borrowing Base" shall mean, at any date of determination thereof (which date and determination shall be in the Bank's sole discretion) an amount equal to the sum of (i) 80% of Eligible Accounts Receivable, plus (ii) 50% of Eligible Inventory (based upon the lower of actual cost or market value with a maximum Inventory Borrowing Base of $1,250,000.00). The Bank has bargained for and Borrower agrees and acknowledges that the Collateral not included in the Borrowing Base is a cushion of collateral value in excess of the secured advances under the Loan.

          "Borrowing Base Certificate" shall mean a certificate prepared by Borrower in substantially the form attached hereto as EXHIBIT "A".

          "Collateral" shall have the meaning provided for such term in Section 2.1(h) hereof.

          "Default Rate" shall mean five percent (5%) per annum above the contract rate as set forth in the Note, but not exceeding 18% per annum.

          "Eligible Accounts Receivable" shall mean, at any date of determination thereof, all Accounts Receivable of Borrower: (a) which are bona fide, valid and legally enforceable obligations of the account debtors in respect thereof, which are unconditionally owing by such account debtors, and which do not represent sales on consignment, sales on return or other similar understandings; (b) which, except for the security interest in the Accounts Receivable granted to the Bank, are solely owned by the Borrower, free and clear of any and all mortgages, liens, security interests, encumbrances, claims or rights of others, except sellers' rights (if any) to reclaim goods under Uniform Commercial Code Section 2-702; (c) which are not the subject of any defense, offset, counterclaim or claim; (d) as to which no more than 60 days (or are 30 days past due) shall have elapsed from the original date of the relevant invoice; (e) those account debtors that do not have more than 25% of their respective Accounts Receivable aged more than 60 days; (f) Accounts Receivable with respect to a single account debtor whose total obligations owing does not exceed 25% of all Eligible Accounts Receivable; (g) as to which the account debtors are (i) solvent, going concerns unaffiliated with the Borrower or any Guarantor, and (ii) reasonably satisfactory to the Bank from a credit standpoint (the Bank's satisfaction may be assumed unless the Bank shall at any time advise the Borrower to the contrary).

          "Eligible Inventory" shall mean, at any date of determination thereof (which date shall be in the Bank's sole discretion), all Inventory and proceeds therefrom, owned by Borrower, excluding all work-in-process, but including (a) goods-in-transit, (b) Inventory used for display or demonstration purposes and obsolete Inventory and (c) Inventory in the possession of service persons or technicians performing service for customers of the Borrower, whether or not such service technicians are employees or independent contractors of the Borrower. The eligibility of Inventory shall be determined by the Bank in its reasonable commercial discretion.

          "Equipment" shall mean all of the equipment of Borrower (within the meaning of the Uniform Commercial Code, as from time to time in effect in the State of Florida or Alabama), now or hereafter owned or acquired, and wheresoever located, as well as all parts, accessions, and additions thereto, proceeds therefrom, and substitutions and replacements therefor.

          "Events  of  Default"  shall have the meaning ascribed to such term in
Section  8  hereof.

          "Generally Accepted Accounting Principles" shall mean generally accepted accounting principles, in effect from time to time, applied on a consistent basis.

          "General Intangibles" shall mean all of Borrower's right, title and interest with respect to general intangibles (including payment intangibles, contract rights, rights to payment, rights arising under common law, statutes or regulations, choses or things in action, goodwill, patents, trade names, trademarks, service marks, copyrights, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, money, deposit accounts, insurance premium rebates, tax refunds and tax refund claims), and any and all supporting obligations in respect thereof, and any other personal property other than goods, Accounts Receivable, investment property, negotiable collateral and chattel paper (within the meaning of the Uniform Commercial Code, as from time to time in effect in the State of Florida or Alabama).

          "Guarantee" shall mean a guarantee issued by each Guarantor of the loan obligations hereunder.

          "Inventory" shall mean all of the inventory of Borrower (within the meaning of the Uniform Commercial Code, as from time to time in effect in the State of Florida or Alabama), now or hereafter owned or acquired, and wheresoever located, including, without limitation, all finished goods held for sale or lease or to be furnished under a contract of service, goods that are leased by Borrower as lessor, goods that are furnished by Borrower under a contract of service, and raw materials, work-in-process, or materials used or consumed in Borrower's business including all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefore.

          "Investment Property" shall mean all of the investment property of Borrower (within the meaning of the Uniform Commercial Code, as from time to time in effect in the State of Florida or Alabama).

          "Letter of Credit" shall mean any standby, documentary or trade Letter of Credit issued by Bank hereunder as requested by Borrower for the account or to secure obligations of Borrower in accordance with the terms of Section 2.2(a).

          "Letter  of  Credit Fees" has the meaning set forth in Section 2.2(h).

          "Letter of Credit Commitment" shall mean the commitment of Bank to issue, in accordance with the terms hereof, and to honor payment obligations under any Letters of Credit.

          "Letter of Credit Documents" shall mean, with respect to any Letter of Credit, such Letter of Credit, any amendments thereto, any documents delivered in connection therewith, any application therefor, and any agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (a) the rights and obligations of the parties concerned or at risk or (b) any collateral security for such obligations.

          "Letter of Credit Obligations" shall mean, at any time, the sum of (a) the maximum amount that is, or at any time thereafter may become, issued by Bank and available to be drawn under Letters of Credit then outstanding, assuming compliance with all requirements for drawings referred to in such Letters of Credit plus (b) the aggregate amount of all drawings under Letters of Credit honored by Bank but not theretofore reimbursed.

          "Maturity Date" shall mean, unless sooner demanded by Bank after the occurrence of an Event of Default hereunder, 12 months from the date hereof.

          "Permitted Liens" means: (a) Liens consisting of deposits or pledges made in the ordinary course of business in connection with, or to secure payment of utility payments, bids, tenders, contracts (other than contracts for payment of money), obligations under workers' compensation, unemployment insurance or similar legislation or under surety or performance bonds, in each case arising in the ordinary course of business; (b) Liens arising out of or resulting from any judgment or awarded, the time for the appeal or petition for rehearing of which shall not have expired, or in respect of which the Borrower is fully protected by insurance or in respect of which Borrower shall at any time in good faith be prosecuting an appeal or proceeding for a review and in respect of which a stay of execution pending such appeal or proceeding for review shall have been secured, and as to which appropriate reserves have been established on the books of Borrower.

          "Notice of Request for Letter of Credit" shall mean a notice of request for issuance of a Letter of Credit in form and substance satisfactory to Bank.

                  SECTION 2.     THE LOAN AND LETTERS OF CREDIT

     2.1     REVOLVING  LOAN.
             ---------------

          (a)     ADVANCES.  Subject  to  the  Borrowing  Base  limitations  and
                  --------
subject to Bank's receipt of a completed Borrowing Base Certificate, Bank may, in its discretion, make Advances to Borrower in accordance with the terms and conditions of this Loan Agreement, at any time and from time to time, on or after the date hereof until the Maturity Date, or until the occurrence of an event which with the giving of notice or the passage of time, or both, shall constitute an Event of Default. Such Advances may be borrowed, re-paid and re-borrowed, provided, however, the aggregate outstanding principal amount of all Advances, together with the aggregate face value of all issued and outstanding Letters of Credit as of such date, shall not exceed $2,500,000.00.

          (b)     INTEREST.  The  Bank shall make appropriate debits and credits
                  --------
to the loan account of Borrower corresponding to each Advance to reflect the Advances to, prepayments, payments by and other disbursements for the account of Borrower. Each such entry shall be prima facie evidence of the principal amount of Advances hereunder at any time outstanding. Each Advance shall bear interest from the date such Advance is made on the aggregate unpaid principal amount thereof until such principal amount is paid or shall become due and payable (whether at the stated maturity or by acceleration) pursuant to the terms of and at a rate per annum as set in the Note.

          (c)     CALCULATION.  Interest  on  principal outstanding from time to
                  -----------
time shall be paid monthly, and shall be calculated on the basis of a 360-day year for the actual days elapsed.

          (d)     REQUESTS  FOR ADVANCES.  Borrower shall request Advances under
                  ----------------------
the  Loan  by  (i)  giving oral notice thereof to the Bank at above address, and
(ii) confirming such oral notice in writing, in form and substance satisfactory to the Bank, within two business days thereafter and delivering such written confirmation to the Bank, together with any supporting information it may reasonably request, at the above address.

          (e)     COMMITMENT.  The  giving  of  oral  notice  as aforesaid shall
                  ----------
irrevocably commit Borrower to accept the requested Advances under the Loan. In the event of any discrepancy between any oral notice and written confirmation, the oral notice shall govern as to any action taken by the Bank prior to receipt of written confirmation.

          (f)     UNUSED  LINE  FEE.  On  the 15th day following the end of each
                  -----------------
calendar quarter during the term of the Loan, Borrower shall pay to Bank an unused line fee equal to 25 basis points (0.25%) per annum times the result of:
(1) the amount of the Loan, less (2) the average daily balance of the Loan outstanding during the immediately preceding calendar quarter.

          (g)     LIMITATION.  In  no event shall any interest charge, collected
                  ----------
or  reserved hereunder exceed the maximum rate then permitted by applicable law.

          (h)     COLLATERAL.  From  the date hereof as security for the payment
                  ----------
and the performance of the Loan, (1) Borrower extends, sells, assigns, conveys, mortgages, pledges, transfers, grants, and re-grants to the Bank a continuing, first priority security interest in and to all of its respective rights, title and interest in, to and under all (A) Accounts Receivable; (B) Equipment; (C) Inventory; (E) General Intangibles; (F) books and records; (G) deposit accounts;
(H) cash and cash equivalents; (I) to the extent not included in the foregoing, all other tangible and intangible personal property of Borrower (within the meaning of the Uniform Commercial Code, as from time to time in effect in the State of Florida or Alabama); (J) Investment Property; and (K) all other property and money of the Borrower now or hereafter in the possession, custody or control of the Bank; and as to each of the foregoing, the products and proceeds thereof, replacements and accessions thereto; (2) each Guarantor shall contemporaneously herewith execute and deliver to the Bank its Guarantee; all of which shall constitute the "Collateral".

     2.2     LETTERS  OF  CREDIT.
             -------------------

     (a)     ISSUANCE.  From the date hereof until the Maturity Date, subject to
             --------
the terms and conditions hereof and of the Letter of Credit Documents, and upon such other terms and conditions which Bank may reasonably require, Bank may issue Letters of Credit as Borrower may from time to time request for the benefit of Borrower. No Letter of Credit shall have an expiration date later than the earlier of: (1) the Maturity Date, or (2) one year after the date of issuance thereof; provided, however, that Borrower may request issuance or renewal of a Letter of Credit with a later expiration if, at the time of such issuance or renewal, Borrower deposits an amount equal to the face amount of such Letter of Credit with Bank as cash collateral for such Letter of Credit. Each Letter of Credit shall require that all draws thereon must be presented to Bank by the expiration date therefor, regardless of whether presented prior to such date to any other institution. Each Letter of Credit shall comply with the related Letter of Credit Documents. The issuance date of each Letter of Credit shall be a business day.

     (b)     NOTICE  AND  REPORTS.  The  request for the issuance of a Letter of
             --------------------
Credit shall be submitted by Borrower to Bank at least ten (10) business days prior to the requested date of issuance (or such shorter period as may be agreed by Bank) pursuant to a Notice of Request for Letter of Credit, accompanied by such applications and other related documents as may be required by Bank. If the Notice of Request for Letter of Credit, related applications and the requested form of such Letter of Credit is acceptable to Bank, Bank will, upon fulfillment of the applicable conditions set forth herein, make such Letter of Credit available to Borrower.

     (c)     REIMBURSEMENT.  In  the  event  of  any drawing under any Letter of
             -------------
Credit, Bank will promptly notify Borrower, and Borrower shall request, or be deemed to have requested, an Advance in the amount of such drawing, the proceeds of which will be used to satisfy the related reimbursement obligations. Upon the making of any such Advance, Borrower shall be required to immediately reimburse Bank for application to the respective Letter of Credit Obligations. Borrower's reimbursement obligations hereunder shall be absolute and unconditional under all circumstances irrespective of any rights of setoff, counterclaim or defense to payment Borrower may claim or have against Bank or the beneficiary of the Letter of Credit drawn upon or any other person, including without limitation any defense based on any failure of Borrower to receive consideration or the legality, validity, regularity or unenforceability of the Letter of Credit.

     (d)     BORROWER  AS  ACCOUNT  PARTY.  Notwithstanding  anything  to  the
             ----------------------------
contrary set forth in this Loan Agreement, in the event that Bank permits a Letter of Credit issued hereunder to statement to the effect that such Letter of Credit is issued for the account, or to secure obligations, of an Affiliate or subsidiary of Borrower, notwithstanding such statement, Borrower shall be the actual account party for all purposes of this Loan Agreement for such Letter of Credit. Such statement shall not affect Borrower's reimbursement obligations hereunder with respect to such Letter of Credit.

     (e)     INTERNATIONAL  STANDBY  PRACTICES.  The  Bank  may issue Letters of
             ---------------------------------
Credit subject to Rules on International Standby Practices (ISP98), as adopted as of the date of issue by the International Chamber of Commerce (the "ISP"), in which case the ISP may be incorporated therein and deemed in all respects to be a part thereof.

     (f)     LETTER  OF CREDIT OBLIGATIONS ABSOLUTE.  With regard to each Letter
             --------------------------------------
of Credit, the obligations of Borrower to the Bank under this Loan Agreement, any Letter of Credit Document and any other agreement or instrument relating to any Letter of Credit shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Loan Agreement, such Letter of Credit Document and such other agreement or instrument under all circumstances, including without limitation the following circumstances:

          (1) any lack of validity or enforceability of this Loan Agreement, any Letter of Credit Document, any Letter of Credit or any other agreement or instrument relating thereto (this Loan Agreement and all of the other foregoing being, collectively, the "L/C Related Documents");

          (2) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of Borrower in respect of any L/C Related Document or any other amendment or waiver of or any consent to departure from all or any of the L/C Related Documents;

          (3) the existence of any claim, set-off, defense or other right that Borrower may have at any time against any beneficiary or any transferee of a Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), Bank or any other person, whether in connection with the transactions contemplated thereby or any other unrelated transaction;

          (4) any statement or any other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

          (5) payment by Bank under a Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit;

          (6) any exchange, release or non-perfection of any Collateral, or any release or amendment or waiver of or consent to departure from any loan document; or

          (7) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including without limitation any other circumstance that might otherwise constitute a defense available to, or a discharge of, Borrower or any Guarantor.

     (g)     CONFLICT  WITH  LETTER  OF  CREDIT  DOCUMENTS.  In the event of any
             ---------------------------------------------
conflict between this Loan Agreement and any Letter of Credit Document (including any letter of credit application), the Letter of Credit Documents shall control.

     (h)     LETTER  OF  CREDIT  FEES.  For each Letter of Credit issued by Bank
             ------------------------
hereunder, Borrower shall pay to Bank, upon issuance, a fee equal to 100 basis points (1.00%) multiplied by the face amount of such Letter of Credit, together with Bank's standard fees in effect during the issuance term of such Letter of Credit (including, without limitation, any renewal or drawing fees).

                 SECTION 3.     REPRESENTATIONS AND WARRANTIES.

     From the date hereof, each of the Borrower and the Guarantor represent and warrant to the Bank as follows:

     3.1     ORGANIZATION,  STANDING,  CORPORATE  POWERS.
             -------------------------------------------

          (a)     DULY  ORGANIZED.  In  respect  of  the  Borrower,  it (1) is a
                  ---------------
corporation duly incorporated, validly existing and in good standing under the laws of the State of Alabama; (2) has all requisite power and authority, corporate or otherwise, to conduct its business as now being conducted and to own its properties and assets; and (3) is duly qualified to do business in every jurisdiction wherein the failure to so qualify would have a material adverse effect.

          (b)     POWERS.  It  has  all requisite power and authority, corporate
                  ------
or otherwise, to execute, deliver, and to perform all of its obligations under this Loan Agreement and under other documents or agreements relating to the transactions contemplated herein to which it is a party.

          (c)     BINDING  OBLIGATION.  This  Loan  Agreement  and all corporate
                  -------------------
notes, guarantees, assignments, security agreements and all other loan and security agreements executed in connection therewith are legal, valid and binding obligations of the Borrower and enforceable in accordance with their respective terms, subject to the enforcement of remedies to bankruptcy, insolvency and other laws affecting creditors' rights generally and to moratorium laws, from time to time in effect, and to general equitable principles which may limit the right to obtain the remedy of specific performance.

     3.2     AUTHORIZATION  OF  BORROWING.  The  execution,  delivery  and
             ----------------------------
performance of this Loan Agreement and the borrowings hereunder: (a) have been duly authorized by all requisite corporate action; (b) will not violate any provision of applicable law, any govern-mental rule or regulation, any order of any court or other agency of government to which either of such parties is subject or the articles of incorporation or by-laws of the Borrower; or (c) do not violate any provision of any indenture, agreement or other instrument to which Borrower is a party or by which Borrower or its properties or assets are bound and which is material to the conduct or operation of Borrower's business and financial affairs, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any provision of such indenture, agreement or other instruments, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon the property or assets of the Borrower or the Guarantor, other than as provided herein.

     3.3     FINANCIAL  STATEMENTS.  Borrower and each Guarantor have heretofore
             ---------------------
furnished to the Bank the financial statements which fairly present the financial condition and the results of operations of the Borrower and the Guarantor as of the date and for the period indicated, show all known material liabilities, direct or contingent, as of the respective dates thereof, and were prepared in accordance with Generally Accepted Accounting Principles applied on a consistent basis.

     3.4     ADVERSE  CHANGE, ETC.  There has been no material adverse change in
             --------------------
the business, properties or condition (financial or otherwise) of Borrower or any Guarantor since the date of the most recent of the financial statements delivered to the Bank.

     3.5     LITIGATION.  There are no actions, suits or proceedings pending or,
             ----------
to the knowledge of Borrower or any Guarantor, overtly threatened against or affecting any of them, at law or in equity, or before or by any Federal, state, municipal or other governmental court, tribunal, department, commission, board, bureau, agency or instrumentality, domestic or foreign, which involve any of the transactions herein contemplated or the possibility of any judgment or liability which would result in any material adverse change in the business, operations, properties or assets or in the financial condition of any of them, or materially and adversely affect the ability of any of them to perform hereunder. Neither Borrower nor any Guarantor is in default with respect to (a) any judgment, order, writ, injunction or decree; or (b) any rule or regulation of any court or

Federal, state, municipal or other governmental court, tribunal, department, commission, board, bureau, agency or instrumentality, domestic or foreign which would have a material adverse effect on its business, properties or condition (financial or otherwise).

     3.6     PAYMENTS  OF  TAXES.  Borrower  and  each  Guarantor  have filed or
             -------------------
caused to be filed all Federal, state and local tax returns that are required to be filed and has paid or caused to be paid all taxes as shown on such returns or on any assessment received by it, to the extent that such taxes have become due, except taxes the validity of which is being contested in good faith by appropriate proceedings and for which, in the exercise of reasonable business judgment, there have been set aside adequate reserves with respect to any such tax or assessment so contested the tax or assessment so contested shall not materially affect its ability to perform hereunder.

     3.7     PRIORITY  OF  SECURITY  INTEREST.  Subject  (a)  to  filing  and
             --------------------------------
recordation of the appropriate instruments in the appropriate offices of the proper jurisdiction or possession by the Bank or its agent where perfection is based upon possession; (b) to the enforcement of remedies to bankruptcy, insolvency, and other laws affecting creditors' rights generally and to moratorium laws, from time to time in effect; and (c) to general equitable principles which may limit the right to obtain the remedy of specific performance, each of the security interests granted to the Bank as identified under Section 2 of this Loan Agreement constitutes a valid first priority security interest or lien in and to the property covered thereby, granting all rights and remedies to a secured party under the Uniform Commercial Code, as in effect in the State of Florida and Alabama, as the same may be modified or amended from time to time, except as otherwise permitted hereunder.

     3.8     ELIGIBLE  ACCOUNTS RECEIVABLE AND ELIGIBLE INVENTORY.  All Eligible
             ----------------------------------------------------
Inventory  included  in  the  Borrowing  Base  meet  the  criteria  for Eligible
Inventory and all Eligible Accounts Receivable included in the Borrowing Base meet the criteria for Eligible Accounts Receivable.

     3.9     LOCATION  OF COLLATERAL.  All of the Collateral is used or held for
             -----------------------
use by Borrower at the following locations: 205 Carriage Street, Guin, Alabama 35563, and 7668 Highway 278, Sulligent, Alabama 35586.

                    SECTION 4. CONDITIONS OF LENDING AND
                         ISSUANCE OF LETTERS OF CREDIT.

     The obligation of the Bank to extend credit and issue Letters of Credit hereunder is subject to the following conditions:

     4.1     REPRESENTATIONS  AND  WARRANTIES.  At  the  date of each Advance or
             --------------------------------
issuance of any Letter of Credit, the representations and warranties set forth in Section 3 hereof shall be true and correct on and as of such date, with the same effect as though such representations and warranties had been made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

     4.2     CERTIFICATES.  On  or  before  the date hereof, the Bank shall have
             ------------
received: (a) from the Borrower: (1) a copy of its certificate of corporate status and Articles of Incorporation with all amendments, certified by the Secretary of State of Florida, dated as of a recent date; (2) the certificate of its secretary or assistant secretary, dated the date hereof and certifying that attached thereto is a true and complete copy of its Bylaws prior to the adoption of the resolutions by its Board of Directors authorizing the execution, delivery and performance of this Loan Agreement; and certification that its articles of incorporation have not been amended since the date of the last amendment thereof, if any, indicated on the certificate of the Secretary of State; and (b) such other documents as the Bank may reasonably request.

     4.3     NO  DEFAULT.  At the date of each Advance or issuance of any Letter
             -----------
of Credit, no Event of Default, or event which with the giving of notice or of the passage of time, or both, would constitute an Event of Default, shall have occurred and be continuing, and the representations and warranties of the Borrower and each Guarantor contained herein shall remain true and correct as of such date, except to the extent that such representations and warranties relate to an earlier date. Each request for an Advance shall constitute the confirmation by Borrower and each Guarantor that at the date thereof the condi-tions contained in this Section 4.3 shall have been satisfied.

     4.4     OTHER  CONDITIONS  PRECEDENT.  On  or before the date hereof, there
             ----------------------------
shall have been delivered to the Bank all of the financial statements, reports and other documents required by the Loan Commitment dated March 31, 2006.

            SECTION 5. CROSS-DEFAULT AND CROSS-COLLATERALIZATION.

     Any Event of Default under the terms of the Loan shall constitute and hereby is declared to be an immediate and absolute default under the terms of all loans between Bank and Borrower. Should an event of default occur under the terms of any of said loans, which event is subject to notice and cure periods, if any, failure to cure such event of default within such curative period shall constitute an immediate default under this Loan and all such other loans owed by Borrower to Bank. Each of the foregoing loans between Bank and Borrower shall also be cross-collateralized, whether such loans are now existing or hereafter entered into between Bank and Borrower at any time.

                      SECTION 6. AFFIRMATIVE COVENANTS

     From the date hereof and so long as the Loan shall be unpaid or unperformed, the Borrower and, as specified hereinbelow, the Guarantor, as the case may be, will:

     6.1     EXISTENCE  AND  PROPERTIES.  To  the  extent  that  the  same  are
             --------------------------
necessary for the proper and advantageous conduct of its business, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its corporate existence, rights, licenses and permits and comply with all laws and regulations applicable to it and conduct and operate its business in substantially the manner in which it is presently conducted and operated.

     6.2     INSURANCE.
             ----------

          (a) Cause to be maintained at all times during the term of the Loan, general liability insurance with limits reasonably satisfactory to or as reasonably required by, Bank.

          (b) Cause the Collateral to be adequately insured at all times, by financially sound and reputable insurers, in an amount not less than the value thereof.

          (c) Cause the Bank to be a named insured to the extent of its interest in respect the policies of insurance required by Section 6.2(a) and (b) hereinabove.

     6.3     OBLIGATIONS,  TAXES  AND  LAWS.  Pay  or  cause  to  be  paid  all
             ------------------------------
indebtedness and obligations promptly and in accordance with their respective terms, including, without limitation, sales, use and personal property taxes as the same may be imposed upon the Borrower from time to time, and pay and discharge or cause to be paid and discharged promptly all taxes, assessments, and governmental charges or levies imposed upon it or in respect of its property before the same shall become in default, as well as all lawful claims for labor, materials, and supplies or otherwise which, if unpaid, might become a lien or charge upon such property or any part thereof, and timely comply with all applicable laws and governmental rules and regulations; provided, however, that the Borrower shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge, lien or claim, or timely comply with the laws and governmental rules so long as the validity thereof shall be contested by appropriate legal proceedings timely initiated and conducted in good faith, and (a) in the case of an unpaid tax, assessment, governmental charge or levy, lien, encumbrance, charge or claim, such proceedings shall be effective to suspend the collection thereof from the Borrower and its property;
(b) neither such property nor any part thereof, nor any interest therein would be in any danger of being sold, forfeited or lost; (c) in the case of a law and governmental rule or regulation, neither the Borrower nor the Bank would be in any danger of criminal liability for failure to comply therewith; (d) there shall have been established such reserve or other appropriate provision, if any, with respect thereto on the books of the entity involved, as shall be required by Generally Accepted Accounting Principles with respect to any such tax, assessment, charge, lien, claim, encumbrance, law, rule or regulation, so contested.

     6.4     FINANCIAL  STATEMENTS  AND  REPORTS.  Borrower  and  each Guarantor
             -----------------------------------
shall maintain systems of accounting established and administered in accordance with Generally Accepted Accounting Principles. The Borrower and the Guarantor, as appropriate, will furnish to the Bank:

          (a) Within 120 days after the end of each fiscal year, the Borrower shall deliver to the Bank, audited balance sheets and statements of income, retained earnings and changes in financial position for such year, an audited inventory of Borrower, all of which shall be accompanied by supporting schedules and the unqualified opinion of independent certified public accountants of recognized standing reasonably acceptable to the Bank, together with copies of federal corporate tax returns within thirty (30) days of the filing thereof and upon filing, all filings required in accordance with SEC regulations, if any.

          (b) Within 30 days after the end of each month, deliver to the Bank the following financial statements certified by the President or Vice-President of the Borrower as accurate to the best of his knowledge upon due inquiry and investigation: (1) the Borrowing Base Certificate; (2) an accounts receivable aging report by customer reflecting the past due status of each invoice; (3) an inventory certification reflecting current value of Inventory; and (4) consolidated, interim financial statements for the Borrower; in such form and context as Bank may require.

          (c) Concurrently with the statements furnished pursuant to paragraphs (a) and (b) of this Section 6.4, a certificate of an authorized officer of the Borrower certifying that to the best of his knowledge, no Event of Default hereunder, nor any event which with notice or lapse of time, or both, would constitute such an Event of Default, has occurred or, if such Event of Default or event has occurred, specifying the nature and extent thereof.

          (d) Quarterly covenant compliance certificates signed by an authorized officer of Borrower within 30 days after the end of each quarter.

          (e) Within 120 days after the end of each fiscal year, the Guarantor shall deliver to the Bank consolidated audited financial statements and, upon filing, all filings required in accordance with SEC regulations, if any.

          (f) Within 30 days of filing, the Guarantors shall provide the Bank with consolidated annual corporate tax returns.

          (g) Promptly, from time to time, such other information regarding the operation, business, affairs and financial condition of the Borrower and the Guarantor as the Bank may reasonably request.

     6.5     LITIGATION  NOTICE.  Give  the  Bank  prompt  written notice of any
             ------------------
action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency, the outcome of which might materially adversely affect the operations or financial condition of the Borrower or the Guarantor. The Bank has been given notice by Borrower of the currently pending litigation described in EXHIBIT "B" attached hereto.

     6.6     NOTICE  OF  DEFAULT.  Borrower  and each Guarantor, as the case may
             -------------------
be, shall give the Bank prompt written notice of any Event of Default hereunder, or any event which, with the passage of time or the giving of notice or both, would become such an Event of Default hereunder.

     6.7     ACCESS TO PREMISES AND INSPECTIONS.  At all reasonable times and as
             ----------------------------------
often as the Bank may reasonably request, permit or arrange for any authorized representative designed by the Bank to visit and inspect the principal office and operations of the Borrower, any of the other offices or properties of the Borrower, including, without limitation, the Collateral, and its books, and to make extracts from such books and to discuss the affairs, finances and accounts of the Borrower with its chief financial officer or such other person as may be designated by the chief executive or chief operating officer of the Borrower.

     6.8     CONTINUED  ASSISTANCE.  Promptly, from time to time as the Bank may
             ---------------------
reasonably request, Borrower and each Guarantor shall perform such acts and execute, acknowledge, deliver, file, register, deposit or record any and all further instruments, agreements and documents whether to continue, preserve, renew, record or perfect the Bank's interests in the Collateral, as well as the priority thereof.

     6.9     TITLE  TO  COLLATERAL.  The  Borrower shall own all of the property
             ---------------------
constituting the security for the Loan. All such property shall be and remain free and clear of all mortgages, pledges, liens, charges and other encumbrances of any nature whatsoever, except as granted to the Bank hereby or otherwise permitted herein.

     6.10     FINANCIAL  COVENANTS.  Until the Loan has been fully repaid to the
              --------------------
Bank,  Borrower  shall:

          (a) DEBT SERVICE COVERAGE RATIO. Maintain a Debt Service Coverage Ratio of not less than 1.25 to 1.00, measured on a rolling 4-quarter basis. As used herein "Debt Service Coverage Ratio" shall be defined as (1) (A) Net Income of Borrower, plus (B) Interest Expense, plus (C) Depreciation & Amortization, minus (D) Distributions, minus (E) Extraordinary Income/Non-Recurring Income, divided by (2) (A) Current Portion of Long Term Debt Payments, plus (2) Interest Expense.

          (b) DEBT TO TANGIBLE NET WORTH RATIO. Maintain a Debt to Tangible Net Worth Ratio of not more than 2.00 to 1.00. As used herein "Debt to Tangible Net Worth Ratio" shall be defined as (1) (A) Total Liabilities of Borrower, minus (B) Subordinated Debt, divided by (2) (A) Net Worth, plus (B) Subordinated Debt, minus (C) Intangibles, minus (D) Related Party Receivables.

     6.11     DEPOSIT  ACCOUNTS.  Borrower  shall place on deposit with Bank all
              -----------------
of its corporate deposit accounts (except for payroll accounts) making the Bank its primary depository relationship.

                        SECTION 7. NEGATIVE COVENANTS

     From the date hereof and so long as any of the Obligations shall be unpaid, the Borrower and each Guarantor, as the case may be, will not:

     7.1     NEGATIVE  PLEDGE.  Either  directly  or  indirectly, incur, create,
             ----------------
assume or permit to exist any Liens with respect to any property securing the Loan or be bound by or subject to any assessments and other similar governmental charges or claims except as provided in Section 6.3 of this Loan Agreement or Permitted Liens.

     7.2     SALE  OR  DISPOSITION  OF  COLLATERAL.  Sell, discount or otherwise
             -------------------------------------
dispose of any of the property securing the Loan or any part thereof except in the ordinary course of business, or incur additional material borrowings or enter into material leases without the prior written consent of the Bank upon terms and conditions satisfactory to the Bank.

     7.3     ORGANIC  CHANGES.  Either  directly  or  indirectly,  (a)  merge or
             ----------------
consolidate the Borrower, with or into any other corporation; (b) sell (in bulk), lease or otherwise dispose of all or substantially all of the property of the Borrower, unless the transferee or the lessee shall be acceptable to the Bank, which acceptance must in writing and issued by the Bank prior to any such sale, lease or other disposition, and such transferee shall have assumed the Loan; or (c) without prior written consent of the Bank, sell, transfer, assign, or otherwise dispose, or permit the sale, transfer, assignment or disposition of the shares of the Borrower, directly or indirectly, or take any action whatsoever, the result of which is that the interest of the Guarantor in the Borrower, is changed to the extent that such shareholders fail to retain their current ownership interest as existing as of the date of this Loan Agreement.

     7.4     DISTRIBUTIONS.  Make  any  distributions  to  shareholders, whether
             -------------
dividends, debt repayment, stock re-purchase, advances or otherwise, whether directly or indirectly, without the prior written consent of the Bank other than stock dividends and distributions made pursuant to the Earnout Agreement dated January 18, 2006, pursuant to which, payments may be paid to the former owners of the Borrower, as an earnout, based upon the net income before taxes of the Borrower.

     7.5     CHANGES  IN  MANAGEMENT.  Suffer  or  permit  any  change  in  the
             -----------------------
management of Borrower as in effect on the date hereof, without the prior written consent of the Bank, which consent shall not be unreasonably withheld.

     7.6     ADDITIONAL  INDEBTEDNESS.  Incur, create, assume or permit to exist
             ------------------------
any additional indebtedness in excess of $100,000.00 in the aggregate, or indebtedness secured by the Collateral pledged to secure the Loan, other than the indebtedness to the Bank and other indebtedness incurred in the normal course of business, without the prior written consent of Bank, except as may be permitted hereunder.

     7.7     SETTLEMENTS.  Enter  into  any  transaction  that  materially  and
             -----------
adversely affects the collateral referenced herein or the Borrower's ability to repay the Loan other than in the normal course of business.

                        SECTION 8. EVENTS OF DEFAULT

     8.1     EVENTS  OF  DEFAULT.  The occurrence of any of the following events
             -------------------
shall  constitute  an  event  of  default  (an  "Event  of  Default") hereunder:

          (a) Any representation or warranty made in this Loan Agreement or in any report, certificate, financial statement or other instrument furnished in connection herewith at any time shall prove to be false or misleading in any material respect as of the time when made;

          (b) In the event any payment of principal, interest or other monetary obligation is not made within ten (10) days after the date when due under the Loan;

          (c) Default with respect to any material obligation for borrowed money or otherwise of the Borrower if the effect of such default is to accelerate the maturity of such indebtedness or to permit the holder or obligee thereof (or a trustee on behalf of such holder or obligee) to cause such indebtedness to become due prior to its stated maturity, or such material indebtedness shall not be paid as and when due and payable (in each case, giving effect to any applicable grace periods);

          (d) Default in the due observance or performance of any covenant, condition or agreement contained in Sections 6 and 7 of this Loan Agreement; and such default shall not be cured within 15 days after the earlier of knowledge thereof by an officer of the Borrower, or after written notice of the default is delivered by the Bank, but if the default is subject to cure and the cure is being diligently pursued by appropriate means at the end of such 15 days, then Borrower shall have an additional 15 days thereafter to complete the cure;

          (e) Default in the due observance or performance of any covenant, condition or agreement to be observed or performed pursuant to the terms of this Loan Agreement, and such default shall not be cured within 15 days after the earlier of knowledge there of by an officer of the Borrower, or after written notice of the default is delivered by the Bank, but if the default is subject to cure and the cure is being diligently pursued by appropriate means at the end of such 15 days, then Borrower shall have an additional 15 days thereafter to complete the cure;

          (f) The termination of its guarantee by the Guarantor or any other guarantor of Loan; provided, however, any such termination shall not affect the rights of the Bank and obligations of the Guarantor existing at the time of the Bank's receipt of written notice of the termination of guaranty;

          (g) The Borrower or Guarantor shall (1) make an assignment for the benefit of creditors, file a petition in bankruptcy, petition or apply to any tribunal for the appointment of a custodian, receiver or any trustee or shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or if there shall have been filed any such petition or application, or any such proceeding shall have been commenced against any of them in which an order for relief is entered or which remains undismissed for a period thirty (30) days or more; the Borrower or Guarantor, by any act or omission, shall indicate consent to, approval of or fail to timely object to, any such petition, application or proceeding or order for relief or for the appointment of a custodian, receiver or any trustee or shall suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of thirty (30) days or more; (2) generally not pay its debts as such debts become due or admit in writing its inability to pay its debts as they mature; or (3) have concealed, removed, or permitted to be concealed or removed, any part of its properties or assets, with intent to hinder, delay or defraud its creditors or any of them, or made or suffered a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law, or shall have made any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or shall have suffered or permitted, while solvent, any creditor to obtain a lien upon any Collateral, through legal proceedings or distraint, which is not vacated or "bonded off" within ten (10) days from the date thereof; or (4) be "insolvent" as such term is defined in the Bankruptcy Code, 11 U.S.C. Sec.101(31).

     8.2     DEFAULT  RATE.  From  and  after  the  occurrence  of  an  Event of
             -------------
Default,  the  Loan  shall  accrue  interest  at  the  Default  Rate.

                             SECTION 9. REMEDIES

     From  and  after  the  occurrence  of  an  Event  of  Default:

     9.1     TERMINATION  OF  ADVANCES  AND ACCELERATION.  Bank may, at its sole
             -------------------------------------------
option cease making Advances under this Loan Agreement and/or declare the principal of and interest on the Loan and all other obligations due by Borrower hereunder to be immediately due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything in this Loan Agreement to the contrary notwithstanding, and all amounts hereunder shall then be immediately due and payable.

     9.2     COLLATERAL.  With  respect  to  the  Collateral,  Bank  may:
             ----------

          (a) Sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrower's premises) as Bank determines is commercially reasonable. It is not necessary that the Collateral be present at any such sale. Bank shall give notice of the disposition of the Collateral as follows:

               (1) Bank shall give Borrower notice in writing of the time and place of public sale, or, if the sale is a private sale or some other disposition other than a public sale is to be made of the Collateral, the time on or after which the private sale or other disposition is to be made; and

               (2) The notice shall be personally delivered or mailed, postage prepaid, to Borrower as provided in Section 10 below, at least ten (10) days before the earliest time of disposition set forth in the notice; no notice needs to be given prior to the disposition of any portion of the Collateral that is perishable or threatens to decline speedily in value or that is of a type customarily sold on a recognized market; provided, however, that Bank may credit
                                         --------  -------
bid  and  purchase  the  Collateral  at  any  public  sale.

          (b) Bank may seek the appointment of a receiver or keeper to take possession and operate, as applicable all or any portion of the Collateral, and to the maximum extent permitted by law, may seek the appointment of such a receiver without the requirement of prior notice or a hearing;

          (c) Bank shall have all other rights and remedies available to it at law or in equity pursuant to any other loan documents execution in connection herewith. The rights and remedies of Bank hereunder shall be cumulative, and not exclusive. The exercise of one or more such remedies shall not preclude or prevent Bank from, at the same time, or at any other time, resorting to or exercising the same or other rights, powers, privileges or remedies herein granted to it or to which it might otherwise legally resort.

     9.3     APPLICATION  OF PROCEEDS UPON DISPOSITION OF COLLATERAL.  Apply, at
             -------------------------------------------------------
Bank's option, the proceeds of any sale of the Collateral as well as all sums received or collected by Bank from or on account of such Collateral and/or additional or substitute collateral to (a) the payment of reasonable expenses incurred or paid by Bank in connection with any sale, transfer or delivery of the Collateral and/or such additional or substitute collateral, and (b) the payment of the obligations or any part thereof, all in such order or manner as Bank in its sole discretion may determine, irrespective of the date of maturity. All acts done or to be done by Bank in conformity with the powers herein granted are hereby ratified and confirmed by Borrower. Borrower agrees to pay to Bank any deficiency in the event the proceeds of any foreclosure sale of the Collateral are insufficient to satisfy the Loan obligations in full and Bank shall have the right to sue Borrower for such deficiency.

     9.4     RIGHT TO INCOME.  Unless such Event of Default is waived in writing
             ---------------
by Bank, Bank may, at its sole discretion, collect, receive and receipt for all income, interest, earnings or profits (including any dividends) now or hereafter payable upon or on account of the Collateral without any responsibility however for its failure to do so. The sums or property so collected or received by Bank on account of the Collateral, and pursuant to this Section 9.4, shall be held and retained by Bank as further security for the Obligations and shall be deemed automatically to be Collateral under this Loan Agreement.

     9.5     CASH  COLLATERALIZATION  OF  LETTERS  OF  CREDIT.  Bank  may,
             ------------------------------------------------
irrespective of whether it is taking any of the actions described in this Section or otherwise, make demand upon Borrower to, and forthwith upon such demand Borrower will, pay to Bank in same-day funds, for deposit in such account as Bank shall specify (the "L/C Cash Collateral Account"), an amount equal to 105% of the Letter of Credit Obligations then outstanding. The L/C Cash Collateral Account shall be in the name and under the sole dominion and control of Bank. Bank shall have no obligation to invest any amounts on deposit in the L/C Cash Collateral Account. Borrower grants to Bank, a lien on and security interest in the L/C Cash Collateral Account and all amounts on deposit therein as collateral security for the performance of its obligations under this Loan Agreement and the other loan documents. Bank shall have all rights and remedies available to it under applicable law with respect to the L/C Cash Collateral Account and all amounts on deposit therein.

     9.6     RIGHT TO SETOFF. In addition to any rights now or hereafter granted
             ---------------
under applicable law and not by way of limitation of any such rights, Bank is hereby authorized by Borrower at any time or from time to time, after the occurrence of an Event of Default, without notice to Borrower, or to any other person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, time or demand, including, but not limited to, indebtedness evidenced by certificates of deposit, in each case whether matured or unmatured) and any other Indebtedness at any time held or owing by Bank, its branches, subsidiaries or affiliates, for the credit or the account of Borrower against and on account of the obligations and liabilities of Borrower to Bank under this Loan Agreement and any other loan document, including, but not limited to, all claims of any nature or description arising out of or connected with this Loan Agreement or any other loan document, irrespective of whether or not: (a) Bank shall have made any demand hereunder; or (b) Bank shall have declared the principal of and interest on the Loan and the Loan Agreement and other amounts due hereunder to be due and payable.

     9.7     BANK'S  LIABILITY  FOR  COLLATERAL.  Borrower hereby agrees that so
             ----------------------------------
long as Bank complies with its obligations, if any, under the Uniform Commercial Code as in effect from time to time in the State of Florida, Bank shall not in any way or manner be liable or responsible for: (a) the safekeeping of the Collateral, (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause, (c) any diminution in the value thereof, (d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other persons, and all risk of loss, damage, or destruction of the Collateral shall be borne by Borrower.

                              SECTION 10.  NOTICES

     All notices, requests, demands or other communications to or from the parties hereto shall be deemed to have been duly given and made: (a) in the case of a letter sent other than by mail, when the letter is delivered to the party to whom it is addressed; (b) in the case of a telegram or facsimile document, when the telegram or facsimile is sent; (c) in the case of a letter sent by mail, three (3) days from the day on which the letter is deposited in a United States post office, certified mail, return receipt requested, and addressed as follows:

     If  to  the  Borrower
      or  Guarantor:          DEER  VALLEY  HOMEBUILDERS,  INC.
                              Attention:  Joel  Logan,  President
                              205  Carriage  Street
                              Guin,  Alabama  35563

     with  a  copy  to:       BUSH  ROSS,  P.A.
                              Attention:  Brent  A.  Jones
                              220  S.  Franklin  Street
                              Tampa,  Florida  33602

     If  to  the  Bank:       FIFTH  THIRD  BANK
                              Attention:  Chad  Loar,  Vice  President
                              201  East  Kennedy  Blvd.,  Suite  1800
                              Tampa,  Florida  33602

     with  a  copy  to:       FISHER  &  SAULS,  P.A.
                              Attention:  Kenneth  E.  Thornton
                              100  Second  Avenue  South,  Suite  701
                              St.  Petersburg,  Florida  33701

                           SECTION 11.  MISCELLANEOUS

     11.1     COSTS.  The  Borrower  hereby  agrees to pay to the Bank all costs
              -----
and expenses of every kind and description incurred by the Bank in connection with the enforcement and protection in any legal or equitable proceeding of the rights of the Bank in connection with this Loan Agreement, and in connection with any action or claim under this Loan Agreement, or in any wise related thereto, including, without limitation, the reasonable fees and disbursements of counsel to the Bank. In the event of litigation arising out of or related to this agreement, the prevailing party shall be entitled to reasonable fees and costs of its counsel.

     11.2     SEVERABILITY.  The  provisions  of  this  Loan  Agreement  are
              ------------
severable, and if any provision hereof shall be held by any court of competent jurisdiction to be unenforceable, such holding shall not affect or impair any other provision hereof.

     11.1     GOVERNING  LAW.  THIS  LOAN  AGREEMENT  SHALL  BE  CONSTRUED  IN
              --------------
ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF FLORIDA WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICT OF LAWS.

     11.2     INDEMNITY.  Borrower  agrees  to  indemnify and hold harmless Bank
              ---------
and each of its affiliates, employees, representatives, officers, directors, agents and attorneys (any of the foregoing shall be an "Indemnitee") from and
                                                           -----------
against any and all claims, liabilities, losses, damages, actions, investigations, proceedings, attorneys' fees and expenses (as such fees and expenses are incurred and irrespective of whether suit is brought) and demands by any party, including the costs of investigating and defending such claims, actions, investigations or proceedings, and the costs of answering any discovery served in connection therewith, whether or not Borrower or the person seeking indemnification is the prevailing party and whether or not the person seeking indemnification is a party to any such action or proceeding (a) resulting from any breach or alleged breach by Borrower of any representations or warranties made hereunder, or (b) arising out of (1) the Loan or otherwise under this Loan Agreement, including the use of the proceeds of the Loan hereunder in any fashion by Borrower or the performance of its obligations under the loan documents by Borrower, (2) allegations of any participation by Bank in the affairs of Borrower, or allegations that Bank has any joint liability with Borrower for any reason, or (3) any claims against Bank by any shareholder or other investor in or lender to Borrower, by any brokers or finders or investment advisers or investment bankers retained by Borrower or by any other third party, for any reason whatsoever, or (c) in connection with taxes (other than taxes imposed on the overall net income of the Bank), fees, and other charges payable in connection with the Loan, or the execution, delivery, and enforcement of this Loan Agreement, the other loan documents, and any subsequent amendments thereto or waivers of any of the provisions thereof, unless the person seeking indemnification under clause (a), (b) or (c) of this Section 11.2, is determined in such case to have acted or failed to act with gross negligence or willful misconduct by a non-appealable judicial order.

     11.5     INTERPRETATION.  To  the extent not otherwise provided for hereby,
              --------------
the course of dealing by and between the Bank and the Borrower shall control in the determination and interpretation of the rights of the parties hereto. Further, to the extent not otherwise provided for hereby nor by or inconsistent with the course of dealing by and between the parties hereto, the usage of trade in transactions substantially similar to the transactions contemplated herein shall control in the determination and interpretation of the rights of the parties hereto.

     11.6     REVIVAL  AND  REINSTATEMENT  OF OBLIGATIONS.  If the incurrence or
              -------------------------------------------
payment of the obligations by Borrower or the transfer to Bank of any property should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors' rights, including provisions of the bankruptcy code relating to fraudulent conveyances, preferences, or other voidable or recoverable payments of money or transfers of property
(collectively,  a  "Voidable  Transfer"),  and  if  Bank is required to repay or
                    -------------------
restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that Bank is required or elects to repay or restore, and as to all costs, expenses, and reasonable attorneys fees of Bank related thereto, the liability of Borrower automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

     11.7     ATTORNEY-IN-FACT.  The  Borrower  hereby constitute any officer of
              ----------------
the Bank as attorney-in-fact, with power to receive and open all mail addressed to them; to endorse their name on any notes, acceptances, checks, drafts, money orders or other evidences of payment or collateral that may come into the Bank's possession; to sign their name on any invoice or bill of lading relating to any Account Receivable, or on drafts against customers, to send requests for verification of Accounts Receivable to any account debtor and, to do all other acts and things necessary to carry out this Loan Agreement; provided, however, the Bank agrees that it shall not exercise the powers conferred upon in this
Section 11.7 until the occurrence of an Event of Default, or an event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default. All acts of said attorney or designee are hereby ratified and approved by the Borrower and the Guarantor, and said attorney or designee shall not be liable for any acts of commission or omission nor for any error of judgment or mistake of fact or law, unless said attorney or designee is determined in such case to have acted or failed to act with gross negligence or willful misconduct by an non-appealable judicial order.. This power, being coupled with an interest, is irrevocable so long as any obligations, monetary or otherwise, remain, due to the Bank from the Borrower or the Guarantor.

     11.8    HEADINGS.  The  name  of  this  Loan Agreement, as well as Section
             --------
headings used herein, are for conveniences of reference only and are not to affect the construction of, or be taken into consideration in interpreting this Loan Agreement.

     11.9    TERMS.  Any  term  used herein shall be equally applicable to both
             -----
the  singular  and  plural  forms.

     11.10   JURY  TRIAL.  BORROWER,  GUARANTOR AND THE BANK HEREBY KNOWINGLY,
             -----------
VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS LOAN AGREEMENT AND ANY OTHER DOCUMENT OR INSTRUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE BANK ENTERING INTO THIS LOAN AGREEMENT. FURTHER, BORROWER HEREBY CERTIFIES THAT NO REPRE-SENTATIVE OR AGENT OF THE BANK, NOR THE BANK'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. NO REPRESENTATIVE OR AGENT OF THE BANK, NOR BANK'S COUNSEL HAS THE AUTHORITY TO WAIVE, CONDITION, OR MODIFY THIS PROVISION.

     IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be executed and delivered as of the day and year first above written.

WITNESSES:                    "BORROWER"

                              DEER  VALLEY  HOMEBUILDERS,  INC.,
                              an  Alabama  corporation


-----------------------------     By:-------------------------------------
Signature  of  Witness               Joel  Logan,  as  its  President

----------------------------------
Print  or  type  Name  of  Witness

----------------------------------          (CORPORATE  SEAL)
Signature  of  Witness

----------------------------------
Print  or  type  Name  of  Witness

                              "GUARANTOR"

                               CYTATION  CORP.,  a  Delaware  corporation


------------------------------    By:--------------------------------------
Signature  of  Witness               Charles  G.  Masters, as its President

----------------------------------
Print  or  type  Name  of  Witness

----------------------------------               (CORPORATE  SEAL)
Signature  of  Witness

----------------------------------
Print  or  type  Name  of  Witness

                              DEERVALLEY  ACQUISITIONS  CORP.,
                              a  Florida  corporation


-----------------------------     By:--------------------------------------
Signature  of  Witness               Charles  G.  Masters, as its President

----------------------------------
Print  or  type  Name  of  Witness

-----------------------------------          (CORPORATE  SEAL)
Signature  of  Witness

----------------------------------
Print  or  type  Name  of  Witness

                              "BANK"

                              FIFTH  THIRD  BANK,
                              a  Michigan  banking  corporation


--------------------------------     By:-------------------------------------
Signature  of  Witness               Chad  Loar,  as  its  Vice  President

----------------------------------
Print  or  type  Name  of  Witness

----------------------------------          (CORPORATE  SEAL)
Signature  of  Witness

----------------------------------
Print  or  type  Name  of  Witness


STATE  OF  ALABAMA
COUNTY  OF
            ----------------

     The foregoing instrument was acknowledged before me this      day of April,
                                                             ------
2006, by Joel Logan, as President of DEER VALLEY HOMEBUILDERS, INC., an Alabama corporation, on behalf of the corporation.

----- Personally known                  ----------------------------------
----- Florida Driver's License          Notary Public
----- Other Identification Produced

      -----------------          -------------------------------------
      -----------------          Print or type name of Notary

                                        (SEAL)

STATE  OF  ALABAMA
COUNTY  OF
           ----------------

     The foregoing instrument was acknowledged before me this      day of April,
                                                             ------
2006, by Charles G. Masters, as President of CYTATION CORP., a Delaware corporation, on behalf of the corporation.

---- Personally known               ----------------------------------
---- Florida Driver's License          Notary Public
---- Other Identification Produced
     -----------------          --------------------------------------
     ----------------           Print or type name of Notary

                                        (SEAL)

STATE  OF  ALABAMA
COUNTY  OF
          ----------------

     The foregoing instrument was acknowledged before me this ____ day of April, 2006, by Charles G. Masters, as President of DEERVALLEY ACQUISITIONS CORP., a Florida corporation, on behalf of the corporation.

---- Personally known                --------------------------------
---- Florida Driver's License          Notary Public
---- Other Identification Produced

     -----------------          -------------------------------------
     -----------------          Print or type name of Notary

                                        (SEAL)

STATE  OF  ALABAMA
COUNTY  OF
          --------------------

     The foregoing instrument was acknowledged before me this ___ day of April, 2006, by Chad Loar, as Vice President of FIFTH THIRD BANK, a Michigan banking corporation, on behalf of the Bank.

---- Personally known               ---------------------------------
---- Florida Driver's License          Notary Public
---- Other Identification Produced
     -----------------          -------------------------------------
     -----------------          Print or type name of Notary

                                        (SEAL)
ATTACHMENTS:
-----------
     Exhibit  "A"  -  Borrowing  Base  Certificate
     Exhibit  "B"  -  Litigation  Notice

                                   EXHIBIT "A"
                           BORROWING BASE CERTIFICATE
                           --------------------------



FIFTH  THIRD  BANK
201  East  Kennedy  Blvd.,  Suite  1800
Tampa,  Florida  33602

Pursuant to the Loan and Security Agreement, Borrower hereby certifies, as of the above date, the following:

(A)  Current  Value  of  Inventory                              $
                                                                 --------------
(B)  Less:  Ineligibles                                         $
                                                                 --------------
(C)  Net  Amount  of  Inventory  (A)  Less  (B)                 $
                                                                 --------------
(D)  50%  of  (C)  Not  To  Exceed  $1,250,000.00               $
                                                                 --------------
(E)  Aggregate  Amount  of  Accounts  Receivable                $
                                                                 --------------
(F)  Less:  Ineligibles

     Accounts  over  90  days                         $
                                                       ------------
     Accounts  with  Account  Debtors  having
     in  excess  of  25%  of  total  Eligible  A/R    $
                                                       ------------
     Other  (if  applicable)                          $
                                                       ------------
     Total  Ineligible                                $
                                                       ------------

(G)  Net Amount of Eligible Accounts Receivable (E) Less (F)    $
                                                                 --------------
(H)  80%  of  (G)                                               $
                                                                 --------------
(I)  CURRENT  BORROWING  BASE:                                  $
     (D)  Plus  (H)                                              --------------

(J)  The  aggregate  unpaid  principal                          $
     Owed  to  Bank  is  (will  not  exceed  maximum             --------------
     loan  limit  or  (I)  above)

(K)  Availability  (I)  Less  (J),  Less  all  issued and       $
     Outstanding  Letters  of  Credit,                           --------------
     Not  to  exceed  the  maximum  loan  limit  of  $  2,500,000.00

The undersigned hereby certifies, represents, and warrants to FIFTH THIRD BANK (the "Bank") as follows:

1. All the representations and warranties contained in the Loan and Security Agreement or in any other related loan document are true and correct on the date hereof.

2. No event of default has occurred, or would result from the advance made in connection herewith, that constitutes an Event of Default under the Loan and Security Agreement or any other related document.

3. The description of Eligible Inventory and Eligible Accounts and the values assigned thereto are true and correct in all material respects (see attached inventory declaration and accounts receivable aging). We are legal owners of the inventory and the accounts receivable as identified above. We further certify that the inventory is in good condition and that storage conditions are safe and satisfactory for this type of inventory.

4. The aggregate unpaid principal balance of the Loan does not exceed the lesser of the $2,500,000.00 (after taking into account issued and outstanding Letters of Credit) Commitment or Borrowing Base.

This shall also certify that, for the month ending, 200___, DEER VALLEY HOMEBUILDERS, INC., an Alabama corporation (the "Borrower" or "Corporation") was in compliance with the following covenants contained in the Loan and Security Agreement between Bank and Borrower dated April ___, 2006.

     COVENANT                                         ACTUAL         COMPLIANCE
     --------                                         ------------------------

1.   Maintain  a  Debt  Service  Coverage             -----------  -----------
     Ratio  of  not  less  than  1.25  to  1.00
     "Debt  Service  Coverage  Ratio"  is
     (1)  (A)  Net  Income  of  Borrower,
     plus  (B)  Interest  Expense,
     plus (C) Depreciation & Amortization, minus (D) Distributions, minus (E) Extraordinary Income /
     Non-Recurring  Income,
     divided  by  (2)  (A)  Current  Portion  of
     Long  Term  Debt  Payments,
     plus  (2)  Interest  Expense

2.   Maintain  a  Debt  to  Tangible  Net             -----------  -----------
     Worth  Ratio  of  Not  More  than
     2.00  to  1.00
     "Debt  to  Tangible  Net  Worth  Ratio"  is:
     (1)  (A)  Total  Liabilities  of  Borrower,
     minus  (B)  Subordinated  Debt,
     divided  by  (2)  (A)  Net  Worth,
     plus  (B)  Subordinated  Debt,
     minus  (C)  Intangibles,
     minus  (D)  Related  Party  Receivables



By:                                           By:
   -------------------------------               ----------------------------

Its:                                          Its:
    ------------------------------                ---------------------------

Date:              ,  200                     Date:               ,  200
     -------------       ---                       --------------       ----

                                   EXHIBIT "B"
                                LITIGATION NOTICE

     Jason Don Gann v. Deer Valley Homebuilders, Inc., is a worker's compensation and retaliatory discharge claim filed by an ex-employee. The Company's worker's compensation insurance is defending the worker's compensation portion of this lawsuit and the retaliatory discharge claim is being defended by the Company. That issue should be resolved without any material adverse affect on the Company